EXHIBIT 10.23
CONFIDENTIAL TREATMENT REQUESTED
MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 1 Phase 1 “* * * Software Program”
The Project 1 Phase 1 development section represents required engineering development necessary to deliver a secure * * * software system for the * * * pilot program.
•	CMS Prototype Implementing * * * Spec
COMPANY will provide a prototype of Efficeon Code Morphing Software (CMS) that implements the * * * specification. * * *.
•	Sample * * *
COMPANY will provide a sample * * *. * * *.
•	* * *
COMPANY will provide a specification and implementation of * * *.
•	Enhanced * * * for Transmeta Boards
The * * * for the * * * Systems slated for use in the * * * Pilot will be enhanced to work properly with * * *. COMPANY will apply its standard testing and release process, which utilizes * * * for quality assurance.
•	Enhanced OEM Tools
COMPANY’s OEM tools will be enhanced to deal with * * *. * * *.
•	Pilot Release Process on CMS and Microsoft’s Pilot * * *

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

In the pilot phase, COMPANY will run the pilot CMS and Microsoft’s * * * through COMPANY’s qualification capabilities in an abbreviated round of testing. * * *.
•	Enhanced * * * for Pilot Systems
The * * * for the * * * Systems slated for use in the * * * Pilot will be enhanced to work properly with * * *. COMPANY will apply its standard testing and release process, which utilizes * * * for quality assurance
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:
(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a bi-monthly basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:
Project Schedule

Milestone Date:	* * * : CMS Prototype Implementing * * *
Milestone Date:	* * * : Sample * * *
Milestone Date:	* * * : * * * % complete, pending * * *
* * * : 100% complete

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Milestone Date:	* * * : Enhanced * * * for Transmeta Development Boards
Milestone Date:	* * : Enhanced OEM Tools * * *% * * *
* * *: 100% complete
Milestone Date:	* * * : Enhanced * * * for Pilot Systems
Milestone Date:	* * * : Pilot Release Process on CMS and Microsoft’s Pilot * * *
(iii) Acceptance criteria: The testing and acceptance of Efficeon Code Morphing Software (CMS) that implements the * * * specification by Microsoft development. Testing and acceptance of the implementation of the * * * by Microsoft development. * * *. Devices will be tested and accepted by Microsoft development. COMPANY will provide a specification and implementation of * * * on development systems in Microsoft labs. The above milestones will be deemed acceptable upon demonstration and testing in Microsoft’s Labs * * *, per the schedule above.
The testing and acceptance of the enhanced * * * for * * * Pilot systems and the release of CMS with Microsoft’s * * * for the Pilot developed systems. Systems will be deemed acceptable upon demonstration in Microsoft’s labs of * * * on Pilot systems * * *. * * * code should be validated by COMPANY and the enhanced OEM tools for pilot should be validated on the * * * Pilot boards. These milestones will be deemed acceptable upon demonstration and testing in Microsoft Labs * * * per the schedule above.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
          All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 1 Phase 2 “Pilot Program Expansions”
          This Phase 2 section lists areas of development not included in the baseline functionality. Company recommends these expansions to provide * * * in the Pilot Program and during demonstrations of the product to * * *.
•	Expanded Sample * * *
The sample * * * can be expanded to demonstrate the features which Microsoft is likely to use. * * *.
•	Resolving Tool Chain Issues for * * *
* * *.
•	* * * Audit
COMPANY will participate in a * * *. * * *. The total cost of the task has been estimated to be * * *. The cost could increase depending on the specific requirements and the duration of * * *.
•	Providing * * *
COMPANY will expose and qualify * * *. This task requires VLSI and PE resources in addition to software.
•	* * *
CMS will be enhanced to * * *.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	Pre-Emption of * * *
CMS will be enhanced to * * *.
•	Design Assistance On * * *
COMPANY will provide design assistance around * * *. This assistance will include * * *.
•	Consulting and Creation of * * * Demo
COMPANY will provide consulting and assist in creating a compelling demo of the * * * technology.
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:
(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * *: Amount $ * * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a bi-monthly basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:
Project Schedule
Milestone Date: * * * : Expanded Sample * * *

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Milestone Date: * * *: Resolving Tool Chain Issues * * *
Milestone Date: * * *: * * * * * * % complete: produce a detailed specification and design document, for development to follow
* * *: -100% complete
Milestone Date: — * * *: Providing * * * * * *% complete: produce a detailed specification and design document, for development to follow
* * *: 100% complete
Milestone Date: * * *: * * * * * *% complete: produce a detailed specification and design document, for development to follow
* * *: 100% complete
Milestone Date: * * *: Pre-Emption of * * * * * *% complete: produce a detailed specification and design document, for development to follow
* * *: 100% complete
Milestone Date: * * *: Design Assistance On * * * * * *% complete: produce a detailed specification and design document, for development to follow
* * *: 100% complete
Milestone Date: * * *: Consulting and Creation of * * * Demo * * *% complete: produce a detailed specification and design document, for development to follow
* * *: 100% complete
(iii) Acceptance Criteria:
On the dates indicated above with the specified percentage completion, deliverables will be deemed acceptable by Microsoft and Company by successful test and acceptance of the following:
•	Testing and acceptance of the * * * in Microsoft’s Labs by Microsoft’s * * * development team.
•	Test and detection of the * * *.
•	Acceptance of test and detection of * * *.
•	Successful link in the * * *.
•	Successful design of * * *.
On the dates indicated above with the specified percentage completion deliverables will be deemed acceptable by Microsoft and Company by successful test and acceptance of the following:
•	Company will provide consulting and assistance in creation of * * * Demo for Microsoft internal and external use with partners.
•	Successful exposure and qualification of * * *.
•	Successful * * * of the systems in preproduction prior to final build-out of hardware.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
          All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 1 Phase 3 “Productization for * * *”
•	Production Implementation of * * * :
The CMS prototype will be enhanced to full product level quality and functionality. This work is to be completed before the final pilot systems are produced and they are distributed to * * *.
•	Targeted Testing of * * *: Testing accomplished, pending check-out of final CMS
Due to the unique capabilities of * * *, these features will need targeted testing before a formal release. * * *.
•	Full Release Process on * * *
* * *.
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * * : Amount $* * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a * * * basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:
Project Schedule

Milestone Date:	* * *: Production Implementation of * * * % complete. * * *.
* * *: Production candidate release, 100% complete

Milestone Date:	* * *: Targeted Testing of * * * % complete. Testing accomplished, pending check-out of final * * *
* * *: Production candidate release, 100% complete

Milestone Date:	* * *: Full Release Process on CMS and Microsoft’s * * * % complete
* * *: 100% complete
(iii) Acceptance Criteria:
* * * Milestones: These milestones will be deemed acceptable upon successful implementation of * * *. * * *. Tested in Microsoft’s development labs and deemed acceptable by Microsoft’s * * * development team.
* * * Milestones: These milestones will be deemed acceptable upon successful production release of * * *. Targeted testing of * * * is complete and production candidate is released
* * * Milestones: Full release, test and acceptance of * * * as tested and accepted by COMPANY and Microsoft.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 1 Phase 4 “Product Enhancements beyond Baseline”
     The development in Phase 4 represent highly desirable enhancements beyond the baseline capabilities provided for the * * * pilot or initial production. COMPANY recommends that Microsoft pursue these enhancements to assure a resulting product with * * *.
•	Creation of * * *
* * *.
•	Consulting on * * *
* * *.
•	* * * Functionality
* * *.
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a * * * basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:
Project Schedule

Milestone Date:	* * *: Creation of * * * * * *% complete
* * *: * * *% complete
* * *: 100% complete

Milestone Date:	* * *: Consulting on * * * * * *% complete
* * *: 100% complete

Milestone Date:	* * *: * * * Functionality * * * % complete. * * *
* * *: * * *% complete
* * * : 100% complete
(iii) Acceptance Criteria: On the dates indicated above with the specified percentage completion, deliverables will be deemed acceptable by Microsoft and Company by successful test and acceptance of the following:
•	The acceptance of systems * * *. * * *.
•	Test and acceptance of * * *.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
          All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 2 “* * * Pilot Rollout Program”
     COMPANY has developed an Efficeon Processor Evaluation board, codename * * *. This * * * is fully functional, and is compatible with the * * * Code Morphing Software necessary for the pilot.
     COMPANY will deliver * * * development systems to Microsoft for development and testing at Microsoft development and test environment in staged rollouts to support the below development milestones.
•	* * * and Prototype Builds
     COMPANY engineers designed the * * * board initially. This system will be designed to provide the * * * capabilities necessary for a pilot rollout that demonstrates * * * in a representative system. * * *.
•	Manufacturing Program Management and Full Pilot Builds
The * * * board has already been manufactured by * * *. * * *.
•	* * * Manufacturing Design and Coordination
For systems based on the recommended * * *. * * *.
•	* * * Solution Engineering
* * *.

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	* * * Engineering
COMPANY’s * * * Engineering team is extensively experienced with developing, debugging, and porting * * * code, particularly * * *. * * *.
•	* * * Support and Debugging
COMPANY’s Applications Engineers are experienced at responding to escalated customer problems, reproducing them in-house and debugging them to resolution. * * *.
•	Compatibility Testing (On-Site and Off-Site)
* * *.
•	Safety and Compliance Testing
As part of this program, Microsoft may need to deliver systems with * * *. * * *.
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:
(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a * * * basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Phase 2: Pre-Production Alpha Build
Date: * * * – * * *.
Phase 2: Pre-Production Beta Build
Date: * * * – * * *.
Phase 1: Full Pilot Build
Date: * * *, or as discussed with Microsoft to meet rollout date goals - * * *.
(iii) Acceptance Criteria: These milestones will be deemed acceptable on successful demonstration in Microsoft’s labs of the delivered * * * systems at the above mentioned milestones.
The acceptance and delivery of the * * * Evaluation Board and Prototype Builds in Microsoft development labs the board being suitable for manufacture. Delivery of support materials, including * * *.
Acceptance and delivery of prototype boards in small quantities to Microsoft development and the complete build of pilot boards. Successful test of these boards on * * * builds in Microsoft labs. * * *.
Company shall make available information regarding * * *. * * *. Configurations beyond baseline may add a labor component and increase materials cost.
Company shall provide * * *. * * *. This deliverable will be deemed acceptable when written recommendations based on this research have been produced to Microsoft’s * * * team.
Company shall produce a * * *. Board and system will be deemed acceptable by Microsoft development after a successful test on * * *.
Company shall perform on-site and off-site Compatibility testing services and reporting as well as WHQL pre-certification testing to assure Microsoft standard compliance. Company shall perform all coordination of Safety and Compliance test execution as well as any corrective action reports.
This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MS CONTRACT NUMBER: * * *
SCHEDULE A
     This Schedule is made pursuant to that certain Master Services Agreement and Intellectual Property Assignment (the “Agreement”), dated April 1, 2005 by and between TRANSMETA CORPORATION (“COMPANY”) and Microsoft Corporation (“MS”).
A. Description of Work and Specifications (the “WORK”):
          WORK (or portion thereof)
     MS and COMPANY are entering into a development services agreement whereby COMPANY will provide software development, hardware production, and other services associated with the development of the * * * project (“* * *”). The overall purpose of this work is to develop the Microsoft * * * software, specifications, and reference model, all of which will be implemented by the COMPANY in COMPANY provided computer systems.
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party. Microsoft and COMPANY will jointly review each milestone on a periodic basis and may elect jointly to make changes in schedule or deliverables.
Project 3 “* * * Design Guide and * * * Reference Design”
     Transmeta has developed an Efficeon Processor Evaluation board, codename * * *. This * * * motherboard is fully functional, and is compatible with the * * * Code Morphing Software necessary for the pilot. Transmeta has separately communicated the specifications for * * * to Microsoft.
     Since Transmeta engineers designed the * * * board initially, this team can readily modify * * *, if necessary, to deliver a satisfactory system for the * * *. This system will be designed to provide the * * * capabilities necessary for a pilot rollout that demonstrates * * * in a representative system. * * *.
•	* * * System Design Guide
Transmeta will provide a * * * guide of the * * * Efficeon board, as an example and reference design for systems being developed for * * *.
•	Phase 1: Specification
Transmeta will develop the specification and particular details necessary for * * *.
•	Phase 2: Design
Transmeta will make the design modifications necessary to * * *. This phase includes an analysis of * * * and the application of the appropriate techniques to the design.
•	Design of * * * board complete

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	Components pre-purchase and delivery for * * * Unit build
Transmeta will use subcontractors to assemble initial prototypes. Once assembled, these boards will be tested to assure the * * *. If appropriate, in this phase minor modifications or corrections will be applied and a second board revision produced.
•	Components pre-purchase for * * * Unit build. The * * * boards are built in larger quantity for wider deployment, formal validation, and final characterization.
COMPANY shall complete all of the WORK listed above within the delivery schedule set forth in Section C below
All WORK created by COMPANY for MS under this Schedule A, including the development of software for the * * * project, is and shall remain the sole and confidential property of MS, and COMPANY may not disclose to nor use any of the WORK for itself or for any third party.
B. Payment:
(i) As complete and final payment for the WORK, MS shall pay COMPANY an amount not to exceed * * *, which shall be paid in the installments listed below. COMPANY shall complete all work in connection with the WORK, notwithstanding the foregoing limit.
Milestone 1 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
Milestone 2 payment amount (* * *): Payment Date * * *: Amount $* * * upon completion of the work as described in the milestones below.
(ii) In addition to the amount stated in Section B(i) above, MS shall reimburse COMPANY for travel or out-of-pocket expenses first approved by MS and incurred by COMPANY in performing the WORK under this Schedule A in an amount not to exceed * * *. COMPANY shall attach copies of all receipts for allowable reimbursable expenses to COMPANY’s invoice.
(iii) COMPANY shall invoice MS (referencing the above contract number) on a * * * basis with a detailed description of the WORK performed during * * *, subject to the limitation in B(i) above.
C. Delivery Schedule:
(i) COMPANY shall deliver to MS weekly written status reports on the progress of the WORK, and shall deliver any written findings, software code, or any other documentation regarding COMPANY’s WORK as may be requested by MS during the term of this Schedule A.
(ii) COMPANY shall complete the WORK under this Schedule A in accordance with the following schedule:
Project Schedule
•	* * *: * * * System Design Guide

•	* * *: Phase 1: Specification

•	* * *: Phase 2: Design

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

•	* * *: * * *% Design of Alpha * * * board complete
•	100% Complete * * *
•	* * *: Delivery of Engineering Sample (ES) Systems.

•	* * *: Components pre-purchase for * * * Unit build

•	Phase 2: * * * Build

•	* * * – * * *.
(iii) Acceptance Criteria: These milestones will be deemed acceptable on review of specification, schematic and layout of * * *. Completed document delivered to Microsoft, incorporating feedback from draft review. * * * boards produced, and testing report completed in preparation for Design Verification. The delivery of * * * prototypes produced and validation plan completed, documenting final capabilities and/or errata in preparation for pilot phase.
This Schedule A shall be attached to and incorporated into the Agreement, and is subject to all of the terms and conditions of the Agreement.

MICROSOFT CORPORATION	TRANSMETA CORPORATION
One Microsoft Way	3990 Freedom Circle
Redmond, WA 98052	Santa Clara, CA 95054

/S/ Rick Thompson	/S/ Arthur L. Swift

By (Sign)	By (Sign)

Rick Thompson	Arthur L. Swift

Name (Print)	Name (Print)

May 11, 2005	May 11, 2005

Date	Date

MS Contact: Tom Phillips

* * *	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidential request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.